                         SUPPLEMENT DATED July 1, 1997
                                      TO
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997

               MORGAN STANLEY UNIVERSAL FUNDS, INC. (the "Fund")
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798

                              -------------------

     The Statement of Additional Information ("SAI") is being supplemented to reflect the creation of an additional prospectus of the Fund. The following sentence is added at the end of the second column on the first page of the SAI:

     Prospectus dated July 1, 1997 for the Emerging Markets Debt Portfolio.

                        EMERGING MARKETS DEBT PORTFOLIO

                               A PORTFOLIO OF THE

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                     MORGAN STANLEY ASSET MANAGEMENT INC.



MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS PERTAINS TO THE FUND'S EMERGING MARKETS DEBT PORTFOLIO WHICH IS MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC. THE FUND ALSO OFFERS 16 OTHER PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP, AN AFFILIATE OF MSAM.

SHARES OF THE EMERGING MARKETS DEBT PORTFOLIO MAY BE PURCHASED ONLY BY THE SEPARATE ACCOUNTS OF INSURANCE COMPANIES FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. THE EMERGING MARKETS DEBT PORTFOLIO MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABILITY OF THE EMERGING MARKETS DEBT PORTFOLIO IN YOUR STATE. IF THE EMERGING MARKETS DEBT PORTFOLIO IS NOT AVAILABLE IN YOUR STATE THIS PROSPECTUS IS NOT TO BE CONSIDERED A SOLICITATION.





THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE EMERGING MARKETS DEBT PORTFOLIO'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT OF THE SPECIFIC INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1997, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464, EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE EMERGING MARKETS DEBT PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

THE EMERGING MARKETS DEBT PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated July 1, 1997
MORGAN STANLEY UNIVERSAL FUNDS, INC.
P.O. Box 2798, Boston, MA 02208-2798

PAGE
THE FUND

The Fund is an open-end management investment company, or mutual fund. The following pages describe the types of securities and investment techniques that the Fund's Emerging Markets Debt Portfolio (the "Portfolio") uses to seek its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM") advises the Portfolio.

MSAM conducts a worldwide investment advisory business. As of May 31, 1997, MSAM and its investment advisory affiliates managed assets of approximately $303 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE

PORTFOLIO SUMMARY_______________________3

     The Portfolio's investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIO'S INVESTMENTS_____________3

     A more detailed review of how the Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES____5

     More information about the types of investment strategies used by the Portfolio and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS__________17

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND_________________17

     General information on organization and operations of the Fund, including details about MSAM and the portfolio manager, as well as fees, expenses, and performance calculations.

ACCOUNT POLICIES_______________________21

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

PORTFOLIO SUMMARY

Certain investment terms used below have initial capital letters ("Emerging Market Country Securities," for example). These terms are further described under "Securities and Investment Techniques" below.

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE AND STRATEGY: High total return by investing primarily in Fixed Income Securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

INVESTOR PROFILE: The Portfolio is designed for those who seek a high level of current income from Emerging Market Country Securities that are Fixed Income Securities, while holding the potential for capital appreciation.

RISK PROFILE: Very high potential risk and reward. The Portfolio's performance is subject to high risk and will not be required to meet a minimum rating standard and may purchase securities that are not rated for creditworthiness by any internationally recognized credit rating organization. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. In addition, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, risks in connection with registration, clearing and settlement of securities transactions and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

THE PORTFOLIO'S INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of the Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news in the Emerging Markets Countries in which the Portfolio invests.

The Portfolio spreads investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, the Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the Portfolio uses. In the short term, the prices of Fixed Income Securities fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the Portfolio is non-diversified and is permitted greater flexibility to invest its assets in the obligations of a single issuer, it is exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the "SAI".

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

The Portfolio will be invested according to its investment strategy. However, the Portfolio also has the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary, defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in the Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that the Portfolio will achieve its goal.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks high total return by investing primarily in Fixed Income Securities of issuers in emerging market countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in government Fixed Income Securities, including Loan Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers.

The Portfolio may also invest in Fixed Income Securities of corporate issuers located in or organized under the laws of emerging market countries, Brady Bonds, Zero Coupon, Pay-In-Kind or Deferred Payment Securities, ADRs, Foreign

Currency Transactions, Investment Company Securities, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Repurchase Agreements, Reverse Repurchase Agreements, Temporary Investments, Non-Publicly Traded Securities, Private Placements, Restricted Securities, When-Issued or Delayed Delivery Securities, Derivatives, and may engage in Loans of Portfolio Securities. The Portfolio may also invest up to 5% of its total assets in MBSs, CMOs and in other ABSs issued by non-governmental entities, such as banks and other financial institutions. Also, the Portfolio is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the Net Asset Value ("NAV") of the Portfolio's shares and increases in the yield on the Portfolio's investments. For additional information about investments, see "Securities and Investment Practices" and "Non-Diversified Status" below.

MSAM's approach is to invest the Portfolio's assets in Emerging Market Country Fixed Income Securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Redevelopment (commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, and most Western European nations. There are currently over 130 countries which, in the opinion of MSAM, are generally considered to be emerging or developing countries by the international financial community. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

Initially, MSAM expects that its investments in Emerging Market Country Fixed Income Securities will be made primarily in some or all of the following emerging market countries:

Algeria   Argentina    Brazil       Bulgaria
Chile     China        Colombia     Costa Rica
Czech     Democratic   Dominican    Ecuador
Republic  Republic      Republic    Greece
Egypt      of Congo    Indonesia    Ivory Coast
Hungary   India        Malaysia     Mexico
Jamaica   Jordan       Nigeria      Pakistan
Morocco   Nicaragua    Peru         Philippines
Panama    Paraguay     Russia       Slovakia
Poland    Portugal     Trinidad &   Tunisia
South     Thailand      Tobago      Venezuela
Africa    Uruguay
Turkey


In selecting Emerging Market Country Fixed Income Securities for investment by the Portfolio, MSAM will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. As opportunities to invest in debt securities in other countries develop, MSAM expects to expand and further diversify the universe of emerging market countries in which the Portfolio invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Portfolio's assets will be invested in issuers in at least three countries.

Interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by governments, government agencies or instrumentalities, political subdivisions or government owned, controlled or sponsored entities involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "Investment Companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Portfolio's investments in Fixed Income Securities of governments, and government-related and restructured Fixed Income Securities are subject to special risks, including the inability or unwillingness of the issuer to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Portfolio may have limited recourse in the event of default on such Fixed Income Securities. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar is not restricted and will vary depending on market conditions. Although the Portfolio is permitted to engage in investment practices to hedge against currency exchange rate risks with respect to such assets, the Portfolio may be limited in its ability to hedge against these risks.

Emerging Market Country Fixed Income Securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. These types of Fixed Income Securities are predominantly speculative and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. Ratings of Fixed Income Securities of foreign issuers, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located and generally take into account the currency in which the Fixed Income Securities of a foreign issuer is denominated.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which the Portfolio may invest, and strategies MSAM may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of the Portfolio's policies and limitations and more detailed information about the Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and the Portfolio will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolio.

MSAM may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolio's financial reports, which will be sent to the Portfolio's shareholders twice a year. For a copy of the SAI or financial report, at no charge, contact the Fund or your insurance company.

INSTRUMENTS AND INVESTMENTS

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, MSAM will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BRADY BONDS. Brady Bonds are Fixed Income Securities which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. The Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by MSAM to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical ratings organization ("NRSRO") to be in one of their two highest categories, (e.g., A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or Prime 1 or Prime 2 by Moody's Investors Service, Inc. ("Moody's")), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ( "CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, MSAM will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by the Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolio is permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivatives include Options, Futures, Structured Notes, Caps, Floors, Collars and Swaps. Additionally, the Portfolio may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Portfolio. The Portfolio will limit its use of the foregoing Derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Portfolio's investments in Derivatives for non-hedging purposes and in forward foreign currency contracts are not subject to the foregoing limits.

The Portfolio may use Derivatives under a number of different circumstances to further its investment objective. The Portfolio may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, the Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash when the Derivative provides greater liquidity than the underlying securities market. The Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by the Portfolio for hedging purposes and under other circumstances in which the Portfolio's portfolio manager believes it advantageous to do so consistent with the Portfolio's investment objective. The Portfolio will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by the Portfolio's investment policies, and then only in a manner consistent with such policies.

Some of the Derivatives in which the Portfolio may invest and the risks related thereto are described in more detail below. See elsewhere in this Prospectus and the SAI for more information regarding any investment policies or limitations applicable to the use of Derivatives.

Options. The Portfolio may seek to increase its returns or may hedge its portfolio investments through Options transactions with respect to securities, instruments, indices or baskets thereof in which the Portfolio may invest, as well as with respect to foreign currency. Purchasing a put Option gives the Portfolio the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option. Purchasing a call Option gives the Portfolio the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option.

The Portfolio also may write (i.e., sell) put and call Options on investments held in its portfolio, as well as with respect to foreign currency. When the Portfolio writes an Option it receives a premium, which increases the Portfolio's return on the underlying security or instrument in the event the Option expires unexercised or is closed out at a profit. However, by writing a call Option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the Option for as long as the Portfolio's obligation as writer of the Option continues. The Portfolio may only write Options that are "covered." A covered call Option means that so long as the Portfolio is obligated as the writer of the Option, it will earmark or segregate sufficient liquid assets to cover its obligations under the Option or own (i) the underlying security or instrument subject to the Option, (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the Option, or (iii) a call Option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short Option position.

By writing (or selling) a put Option, the Portfolio incurs an obligation to buy the security or instrument underlying the Option from the purchaser of the put at the Option's exercise price at any time during the Option period, at the purchaser's election. The Portfolio may also write Options that may be exercisable by the purchaser only on a specific date. When the Portfolio writes a put Option, it will earmark or segregate sufficient liquid assets to cover its obligations under the Option or will own a put Option on the same underlying security with an equal or higher strike price.

The Portfolio may engage in transactions in Options which are traded on recognized exchanges or over-the-counter. There currently are limited Options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by MSAM and the extent to which those strategies are used will depend on the development of such Option markets. The primary risks associated with the use of Options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by the Portfolio and the prices of Options relating to such investments; and (ii) possible lack of a liquid secondary market for an Option.

Futures. The Portfolio may purchase and sell futures contracts and options on futures contracts, including but not limited to securities index futures, foreign currency exchange futures, interest rate futures contracts and other financial futures (collectively, "Futures"). Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

The Portfolio may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Portfolio may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by MSAM, and the extent to which those strategies are used, may depend on the development of such markets.

The Portfolio may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Portfolio may engage in such transactions to hedge its respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency. For more information, see "Foreign Currency Transactions" below.

The Portfolio may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Portfolio may engage in such transactions to hedge its holdings of debt instruments against future changes in interest rates.

Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies, and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Portfolio may engage in financial futures contracts for hedging and non-hedging purposes.

Under rules adopted by the Commodity Futures Trading Commission, the Portfolio may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of the Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

Gains and losses on futures contracts and options thereon depend on MSAM's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by the Portfolio and the prices of futures and options relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

Structured Notes. Structured Notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolio may use Structured Notes to tailor its investments to the specific risks and returns MSAM wishes to accept while avoiding or reducing certain other risks.

Caps, Floors and Collars. The Portfolio may invest in Caps, Floors and Collars, which are instruments analogous to Options. In particular, a Cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put Option. A Floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call Option. Finally, a Collar is an instrument that combines a Cap and a Floor. That is, the buyer of a Collar buys a Cap and writes a Floor, and the writer of a Collar writes a Cap and buys a Floor. The risks associated with Caps, Floors and Collars are similar to those associated with Options. In addition, Caps, Floors and Collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

Swaps. Swap Contracts ("Swaps") are Derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, index or instrument and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency Swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The Portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a Swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to a Swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The Portfolio will not enter into any Swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return Swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. In contract, currency Swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency Swap may be subject to the risk that the other party of the Swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The Swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized Swap documentation. As a result, the Swaps market has become relatively liquid. Swaps that include Caps, Floors and Collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If MSAM is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. MSAM will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of the Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolio's Investments" section to determine in which of the above the Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks and Foreign Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security. See the "Portfolio's Investments" section to determine in which of the above the Portfolio may invest.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. The Portfolio invests in foreign securities and will regularly transact security purchases and sales in foreign currencies. The Portfolio may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, the Portfolio may purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices, that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. The Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

The Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition, the Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have portfolio exposure. The Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

The Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, the Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with the Portfolio's obligation under the forward contract. On the date of maturity, the Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although MSAM will attempt to hold such mismatching to a minimum, there can be no assurance that MSAM will be able to do so. When the Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

When the Portfolio engages in Forwards it will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. The Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stock, Preferred Stock, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred

Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by securities issued under such circumstances are substantial. If a security held by the Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits the Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent the Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. The Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. The Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolio will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of

MSAM), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by MSAM. The Portfolio may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If the Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSRO in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by MSAM, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by MSAM to be investment grade quality. MSAM may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. The Portfolio may hold unrated securities if MSAM considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables) or to other parties. The Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by MSAM to be creditworthy.

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's securities and calculating its NAV.

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in Money Market Instruments, although the Portfolio intends to stay invested in securities satisfying its primary investment objective to the extent practical. The Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs. Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, Government-related and private organizations. The Portfolio may invest in securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by the Portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by MSAM to be of investment grade quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, MSAM will look for those securities that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. However, the Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the

"Code"), for qualification as regulated investment company. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolio may invest up to 25% of its total assets in 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has delegated to MSAM, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of the Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to the Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which the Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by the Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit the Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, all of the Fund's Portfolios, including the sixteen Portfolios of the Fund not described in this Prospectus, may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolio's ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of unencumbered liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase

Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent registrar in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Portfolio from investing in the securities of certain Russian companies deemed suitable by MSAM and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that the Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that the Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which MSAM believes changes in economic, financial or political conditions make it advisable, the Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which the Portfolio may invest consist of (a) obligations of the U.S. or foreign country governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign country banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign country corporations meeting the Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolio intends to invest only in short-term and medium-term debt obligations that MSAM believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the

U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of high-grade debt securities or cash in an amount at least equal to these commitments. The Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS


The investment objective of the Portfolio discussed under "Portfolio Summary" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and nonfundamental investment limits, see "Investment Limitations" in the SAI.

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, the Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For additional information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND


The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The Boards of Directors of those life insurance companies and the fiduciaries of certain qualified plans and MSAM have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of the Fund will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolio held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, any of its affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolio will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER. MSAM serves as the adviser for the Portfolio. It provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), which is a publicly owned financial services corporation listed on the New York and Pacific stock exchanges. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies. As of May 31, 1997, MSAM, together with its affiliated asset management companies, had approximately $303 billion in assets under management and fiduciary care. See "Management of the Fund" in the SAI.

PORTFOLIO MANAGER. The following individual has primary responsibility for managing the Portfolio.

EMERGING MARKETS DEBT PORTFOLIO -- Paul Ghaffari. Paul Ghaffari is a Managing Director of Morgan Stanley. He joined MSAM in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund Inc. (a closed-end investment company). Prior to joining MSAM, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. He holds a B.A. in International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a subsidiary of MSDWD, serves as the exclusive distributor of the Fund and sells shares of the Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of the Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semiannual reports) used as sales materials.

ADMINISTRATOR. MSAM also provides the Portfolio with administrative services pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Fund with dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Fund pays MSAM a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio.

MSAM has entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM supervises and monitors such administrative services provided by Chase Global. The services provided under the Administration Agreement and the Sub-Administration Agreement are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreement and the Sub-Administration Agreement as being in the best interests of the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreement or the Sub-Administration Agreement, see "Management of the Fund" in the SAI.

Certain administrative and recordkeeping services that would otherwise be performed by MSAM or its service providers, may be performed by insurance companies that purchase shares of the Portfolio. MSAM may make payments to these insurance companies to defray the cost of providing these services.

Chase Global calculates the NAV and dividends, maintains the general accounting records and administers the securities lending program for the Portfolio.

CUSTODIANS. Chase serves as the custodian of domestic securities and cash of the Portfolio. Chase is not an affiliate of either MSAM or Morgan Stanley. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of MSAM and Morgan Stanley, acts as the Fund's custodian for foreign assets held outside the United States and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the custodians, see "General Information--Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and audits the annual financial statements of the Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolio pays fees and other costs related to its daily operations. Expenses paid out of the Portfolio's assets are reflected in its share price. The Portfolio pays a management fee to MSAM for managing its investments and business affairs. MSAM pays fees to affiliates who provide assistance with these services. The Portfolio also pays other expenses, which are explained below. MSAM may, from time to time, reduce its fees or reimburse the Portfolio for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease the Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser is entitled to receive from the Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as follows: 0.80% of the first $500 million, 0.75% of the next $500 million, and 0.70% of net assets in excess of $1 billion.

However, MSAM has agreed to a reduction in its management fees and to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.30% of average daily net assets. This fee reduction is voluntary and may be terminated by MSAM at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrator of the Portfolio, the Portfolio pays all expenses not assumed by MSAM. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM; fees and expenses of its independent accountants and legal counsel; costs of Director and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semiannual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolio, which will be reflected in the share price.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes MSAM to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs MSAM to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Fund has authorized MSAM to pay higher commissions in recognition of brokerage services which, in the opinion of MSAM, are necessary for the achievement of better execution, provided MSAM believes this to be in the best interest of the Fund.

Since shares of the Portfolio are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolio, it is the Fund's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolio, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities for investment by the Portfolio may also be appropriate for other clients served by MSAM. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by MSAM is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such other clients in a manner deemed fair and reasonable by MSAM. Although there is no specified formula for allocating such transactions, the various allocation methods used by MSAM, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, MSAM may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, MSAM or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, the Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by the Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. As a result of its investment strategies, the Portfolio's annual portfolio turnover rate is expected to be as high as 200%. A higher portfolio turnover rate for the Portfolio can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its respective objectives and policies.

PERFORMANCE OF THE PORTFOLIO

The Portfolio's total return may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total return and yield quoted for the Portfolio includes the Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolio may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of the Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Portfolio's performance to that of other mutual funds.

PERFORMANCE OF MSAM

MSAM manages a portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the model for the Portfolio of the Fund. The portfolio of MSIF has substantially the same investment objectives and policies as the Portfolio of the Fund. In addition, MSAM intends the Portfolio of the Fund and the corresponding portfolio of MSIF to be managed by the same personnel and to continue to have closely similar investment strategies, techniques, and characteristics.

Past investment performance of the MSIF portfolio, as shown in the table below, may be relevant to your consideration of the Portfolio. The investment performance of the MSIF portfolio is not necessarily indicative of future performance of the Portfolio. Also, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of the corresponding MSIF portfolio. The investment performance of the MSIF portfolio is provided merely to indicate the experience of MSAM in managing a similar portfolio.

                            TOTAL
                           RETURN      ONE YEAR   AVERAGE ANNUAL
                         FIVE MONTHS TOTAL RETURN  TOTAL RETURN
                            ENDED       AS OF         SINCE
    FUND NAME*             5/31/97     12/31/96     INCEPTION
-------------------      ----------- ------------ --------------
MSIF:
Emerging Markets Debt**     12.87%      50.52%        18.94%

-------
 *(Class A Shares)
**Inception Date 2/1/94

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends the Portfolio to qualify as a separate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under the Code, net income and net realized gains of the Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolio will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolio is open for business each day the New York Stock Exchange ("NYSE") is open. The Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

The Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

The Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

The Portfolio reserves the right to suspend the offering of shares for a period of time. The Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in MSAM's opinion, they would disrupt management of the Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolio each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of the Portfolio the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to the Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to the Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by the Portfolio but in no event later than seven days following receipt of instructions. The Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.